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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 6, 1997 included in and incorporated by reference in LCI International Inc.'s Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this registration statement.

                                                         /s/ ARTHUR ANDERSEN LLP

Washington, D.C.
October 6, 1997